                                                                    EXHIBIT 99.1

                         United States Bankruptcy Court
                           Southern District of Texas
                                Houston Division

Case name: Encompass Services Corp., et al
Petition Date: November 19, 2002
Case number: 02-43582-H4-11
Monthly Operating Report for month of February, 2003

The Company cautions readers to not place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete or that all adjustments necessary to report financial condition or operating results in accordance with generally accepted accounting principles have been made. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al    Petition Date:  November 19, 2002
                                              Case number: 02-43582-H4-11

Monthly Operating Report Summary for Month ended February 2003

                                  Filing date 11/19/02
                                     to month end      Month ended  Month ended   Month ended  Month ended  Month ended Month ended
Month                                November 2002       12/31/02     1/31/03       2/28/03      3/31/03       4/30/03    5/31/03
-----                             ------------------   -----------  -----------   -----------  ------------ ----------- -----------
Revenues (MOR-6)                      38,429,584       60,021,371   56,993,952    42,072,755
Income (loss) before Int,
 Deprec./Tax (MOR-6)                  (3,337,712)     (18,641,450)  (2,883,621)   (6,021,656)
Net Income (Loss) (MOR-6)            (11,175,639)     (97,691,696) (26,625,033)  (77,049,258)
Payments to Insiders (MOR-9)             205,297          347,219      492,521       395,870
Payments to Professionals (MOR-9)              0          551,311    1,380,983     2,919,417
Post-petition disbursements from
 continuing operations (MOR-7)        33,041,000      162,195,000  114,388,000    94,831,000

*** The original of this document must be filed with the United States
Bankruptcy Court and a copy must be sent to the United States Trustee***

      REQUIRED INSURANCE MAINTAINED
         AS OF SIGNATURE DATE                      EXP. DATE                Are all accounts receivable being collected
      -----------------------------                ---------                  within terms? No
CASUALTY                 Yes (X)  NO ( )   see attached Policy Summary
LIABILITY                Yes (X)  NO ( )   see attached Policy Summary      Are all post-petition liabilities, including taxes,
VEHICLE                  Yes (X)  NO ( )   see attached Policy Summary       being paid within terms? Yes
WORKER'S                 Yes (X)  NO ( )   see attached Policy Summary
OTHER                    Yes (X)  NO ( )   see attached Policy Summary      Have any pre-petition liabilities been paid? Yes
                                                                             If so, describe: Pursuant to court orders only

ATTORNEY NAME:         Alfredo R. Perez                                     Are all funds received being deposited into
FIRM:             Weil, Gotshal & Manges LLP                                 DIP bank accounts? Yes
ADDRESS:          700 Louisiana, Suite 1600                                 Were any assets disposed of outside the normal
ADDRESS:                                                                     course of business? Yes
CITY, STATE, ZIP:     Houston, TX 77002
TELEPHONE:               713.546.5040                                       If so, describe: Specific operating units pursuant to
                                                                             court orders only
MOR-1
                                                                            Are all U.S. Trustee Quarterly Fee Payments current? Yes
                                                                            What is the status of your Plan of Reorganization?
                                                                            Not yet filed

                                                                            I certify under penalty of perjury that the
                                                                            following complete Montly Operating Report (MOR),
                                                                            consisting of MOR-1 through MOR-9 plus attachments,
                                                                            is true and correct.

                                                                            SIGNED: /s/ James D. McCoy
                                                                                    ------------------------------------------------
                                                                            TITLE:  Vice President
                                                                                    ------------------------------------------------

                         ENCOMPASS SERVICES CORPORATION
                                 POLICY SUMMARY

Coverage                                   Policy No                                    Insuring Company                  Expiration
--------                                   ---------                                    ----------------                  ----------
All-Risk Property & Inland Marine          MCP371774800                                 Zurich American Ins Co            05/01/03
All-Risk Property & Inland Marine Excess   MHOU02-109                                   Traveler's/ Munich Re             05/01/03
All-Risk Property & Inland Marine Excess   MHOU02-109                                   Traveler's/ Munich Re             05/01/03
Aviation/Aircraft Non-ownership Liability  AV3395001-03                                 AIG Aviation                      02/01/03
Business Auto Liability                    BUA194323128                                 Continental Casualty Company      02/01/03
Business Auto Physical Damage Coverage     BUA 194322500                                Continental Casualty Company      02/01/03
Business Auto Liability (Mexico)           MEX 4003550                                  Grupo Nacional Provencial, S.A.   02/01/03
Business Auto Liability (Puerto Rico)      BUA 194322741                                Continental Casualty Company      02/01/03
Casualty (Foreign) Package                 PHF 059994                                   ACE American Insurance Company    02/01/03
Commercial Crime Coverage                  169843305                                    Continental Casualty Company      04/01/03
Commercial General Liability               GL194323081                                  Continental Casualty Company      02/01/03
Commercial General Liability (Puerto Rico) GL194323176                                  Transcontinental Insurance Co.    02/01/03
Contractors Professional &
 Pollution Liability                       CPE 114072743                                Columbia Casualty                 02/01/03
Contractors Professional &
 Pollution Liability                       COPS 6192250                                 American Intl. Specialty Ins. Co. 02/01/03
Directors & Officers Liability             81651029                                     Executive Risk Indemnity          02/22/03
Directors & Officers Liability - Excess    EPG0001067                                   RLI Insurance                     02/22/03
Directors & Officers Liability - Excess    MAG1440007310000                             Clarendon America                 02/22/03
Directors & Officers Liability - Excess    6457710                                      Starr Excess Liability Ins. Co.   02/22/03
Directors & Officers Liability - Excess    0591CM0511                                   St. Paul Mercury Insurance Co.    02/22/03
Directors & Officers Liability - Excess    25RRDOX0000300                               Rock River Insurance Company      02/22/03
Directors & Officers Liability - Excess    ELU OPT 2                                    Indian Harbor Insurance Company   02/22/03
Employment Practices Liability             XLEPL-06356                                  XL Insurance                      04/01/03
Executive Risk Coverage (Special Risk)     SCC01259500                                  Underwriters at Lloyds            09/01/03
Fiduciary Liability                        EPG0002598                                   RLI Insurance                     04/01/03
Flood Coverage                             3005778778 (Gulf States, Inc)                Omaha Property & Casualty         03/14/03
Flood Coverage                             3005785377 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3005785385 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3005785393 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3005785401 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3005785427 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3005785443 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3006145571 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3008156386 (Stephen C. Pomeroy, Inc)         Omaha Property & Casualty         02/04/03
Flood Coverage                             3008156394 (Aircon Energy, Inc)              Omaha Property & Casualty         02/07/03
Flood Coverage                             3508778309 (Mechanical Svcs of Orlando, Inc) Omaha Property & Casualty         03/19/03

Encompass Policy Summary 2002-2003AAClient Policy Schedule

                                Page 1 of 2 Pages

                         ENCOMPASS SERVICES CORPORATION
                                 POLICY SUMMARY

Coverage                                   Policy No                             Insuring Company                         Expiration
--------                                   ---------                             ----------------                         ----------
Marine Cargo Coverage                      OC 3587459 (Reliable Mechanical, Inc) Zurich American Ins Co                   Continuous
                                                                                                                          until
                                                                                                                          cancelled
Owners & Contractors Protective Liab       OCP194325977 (EMS Houston)            Continental Casualty Company             06/01/03
Owners & Contractors Protective Liab       OCP 194321802 (Electrical Systems Co) Continental Casualty Company             03/15/03
Owners & Contractors Protective Liab       OCP194325946 (The Farfield Co)        Continental Casualty Company             04/23/03
Owners & Contractors Protective Liab       OCP194325929 (The Farfield Co)        Continental Casualty Company             04/12/03
Owners & Contractors Protective Liab       OCP 194325932 (Watson Elec.)          Continental Casualty Company             07/26/03
Owners & Contractors Protective Liability  OCP 194325980 (Farfield)              Continental Casualty Company             08/23/03
Owners & Contractors Protective Liability  OCP 194325994  (Farfield)             Continental Casualty Company             06/21/03
Pollution & Remediation - (Air Systems)    PEC000171002                          Greenwich Insurance Company              02/01/03
Railroad Protective Liability              SCO399065300 (Farfield)               Zurich American Ins Co                   01/05/03
Stop Gap Coverage                          GL194323100                           Transportation Insurance Co.             02/01/03
Stop Gap Coverage (Puerto Rico)            GL 194323176                          Transcontinental Insurance Co.           02/01/03
Temporary Disability - Hawaii              TDI 0007097999                        Pacific Guardian Life Ins Co             Continuous
                                            (Engineering Design Group, Inc)                                               until
                                                                                                                          cancelled
Umbrella Coverage - Primary                BE1392845                             National Union Fire
                                                                                   Insurance Co. of PA                    02/01/03
Umbrella Coverage - Excess                 LQ1B71077194021                       Liberty Mutual Insurance Co.             02/01/03
Umbrella Coverage - Excess                 XCPG20581499                          Ace American Insurance Co.               02/01/03
Umbrella Coverage - Excess                 AEC3742104-01                         Zurich American Ins Co                   02/01/03
Umbrella Coverage - Excess                 TSE9824671                            Great American Ins. Co.                  02/01/03
Umbrella Coverage - Excess                 PHA017197                             Royal Insurance Co. of America           02/01/03
Umbrella Coverage - Excess                 Q106800196                            St. Paul Fire & Marine Ins. Co.          02/01/03
Umbrella Coverage - Excess                 639-4409                              Starr Excess Liability Ins. Co.          02/01/03
Umbrella Coverage - Excess                 ESR - 10735                           ACE Bermuda Ins., Ltd.                   02/01/03
Workers Compensation - Deductible          WC 194323047                          American Casualty Company
                                                                                  of Readon, PA  02/01/03
Workers Compensation - Excess Ohio         SP4697OH                              Employers Reinsurance Corp               02/01/03
Workers Compensation -Retro (AZ, OR, WI)   WC 194323064                          Transportation Insurance Co.             02/01/03
Exposure Buyback Policy                    EBP - 104/02                          North Rock Insurance Company             02/01/03

Encompass Policy Summary 2002-2003AAClient Policy Schedule

                                Page 2 of 2 Pages

                 Financial Statements are unaudited, preliminary
                        and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                     Comparative Consolidated Balance Sheets
                              Month: February, 2003

ASSETS                                         11/30/02      12/31/02      01/31/03      02/28/03   03/31/03   04/30/03   05/31/03
------                                         --------      --------      --------      --------   --------   --------   --------
Cash and cash equivalents                      85,323,492    52,268,303    47,155,583    25,367,445
Restricted cash                                53,422,909    84,882,829   109,000,227   131,045,974
Net accounts and notes receivable
 (see detail at MOR - 5)                      560,763,147   361,762,521   298,223,293   165,869,152
Costs and estimated earnings in excess of
 billings on uncompleted contracts             94,203,383    84,143,216    76,253,638    36,218,688
Inventories                                    14,142,764    11,900,316    10,118,515     7,973,669
Prepaid expenses and other current assets      45,494,030   132,463,673   152,163,920   156,360,479
Deferred tax assets                            14,309,687             -             -             -
  Total current assets                        867,659,411   727,420,859   692,915,176   522,835,407

Net property plant and equipment               87,328,926    37,257,309    32,516,414    21,998,736
Goodwill, net                                 100,319,193   100,319,193   100,319,193   100,319,193
Intangible customer lists, net                  5,441,922     3,861,555     3,496,106     3,252,995
Deferred tax assets, net of allowance           8,628,127             -             -             -
Deferred debt issue costs                      19,505,421             0             0             0
Other long-term assets                         26,586,226    50,324,337    23,091,541    24,345,742
  Total assets                              1,115,469,227   919,183,252   852,338,429   672,752,073

MOR - 2

                 Financial Statements are unaudited, preliminary
                        and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                     Comparative Consolidated Balance Sheets
                              Month: February, 2003

LIABILITIES AND SHAREHOLDERS' EQUITY      11/30/02        12/31/02         1/31/03         2/28/03     3/31/03    4/30/03    5/31/03
------------------------------------      --------        --------         -------         -------     -------    -------    -------
Short-term borrowings and current
 maturities of long-term debt               528,073         456,324         404,058       5,151,293
Total accounts payable                   22,229,912      49,953,659      63,541,511      51,987,359
Work in process liability                   754,516       1,288,569          49,338         (23,830)
Accounts payable                         22,984,428      51,242,229      63,590,849      51,963,529
Billings in excess of costs and
 estimated earnings on uncompleted
 contracts                              100,738,835      71,685,758      60,679,811      37,016,879
Total accrued comp. & withholdings       55,192,606      37,451,852      28,570,855      17,807,414
Accrued workers compensation                404,821         321,035         236,745          64,101
Accrued dividends                                 -               -               -               -
Accrued relocation                                -               -               -               -
Accrued ESPP                                  6,100         (19,338)          9,150           5,855
Accrued severance and recruiting fees             -        (350,000)        250,000       1,200,000
Accrued interest                          2,758,638          25,685          65,486          59,979
Accrued compensation and withholdings
 (see detail at MOR - 4)                 52,023,046      37,474,471      28,009,474      16,477,480
Due to related parties                      813,000               -               -               -
Deferred tax liabilities - current                -               -               -               -
Other accrued liabilities
 (see detail at MOR - 4)                 67,681,699      59,515,415      58,116,526      42,694,105
   Total current liabilities            244,769,081     220,374,197     210,800,719     153,303,286

Note payable--term loan                           -               -               -               -
Long-term debt - revolver                         -               -               -               -
Note payable--line of credit                      -               -               -               -
Notes Payable - long term                         -               -               -               -
Lease obligations                                 -               -               -               -
Long term debt of subsidiary                      -               -               -               -
Long-term debt - term loans                       -               -               -               -
Junior subordinated debt                          -               -               -               -
Senior subordinated debt                          -               -               -               -
Unamortized discount                              -               -               -               -
Long-term debt not subject to
 compromise                                       -               -               -               -
Due to related parties                            -               -               -               -
Deferred tax liabilities - long term              -       7,383,703       7,383,703       7,383,703
Total Intercompany Payables                  (8,129)         (7,799)          5,581         (13,393)
Total Long-term liabilities               3,976,143       3,811,035       3,793,023         840,357
Other long-term liabilities               3,968,014       3,803,236       3,798,604         826,964

Liabilities subject to comprise         198,615,219     105,781,769      75,140,090      52,690,021
Debt and accrued interest subject
 to compromise                          944,202,866     933,099,218     933,099,218     933,097,636

Preferred stock                         309,094,731     311,997,131     311,997,131     311,997,131

Shareholders' equity
   Common stock                              66,641          66,641          66,641          66,641
   Additional paid in capital           623,982,006     623,982,006     623,982,006     623,982,006
   Retained earnings (accumulated
   deficit)                          (1,198,804,797) (1,276,880,116) (1,303,505,149) (1,400,170,782)
   Treasury stock                       (10,424,526)    (10,424,526)    (10,424,526)    (10,424,526)
   Accumulated other comprehensive
    loss                                         -               -               -               -
     Total shareholders' equity        (585,180,684)   (663,256,002)   (689,881,035)   (786,546,668)
     Total liabilities and
     shareholders' equity             1,115,469,227     919,183,252     852,338,429     672,752,073

MOR - 3

                 Financial Statements are unaudited, preliminary
                        and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al   Petition Date: November 19, 2002
                                             Case number: 02-43582-H4-11

                 Detail of accrued compensation and withholdings
                  and other accrued liabilities - post-petition
                              Month: February, 2003

                                                     11/30/02      12/31/02      1/31/03       2/28/03     3/31/03  4/30/03  5/31/03
                                                     --------      --------      -------       -------     -------  -------  -------
Detail of accrued compensation and withholdings
Accrued salaries and wages                           8,664,832     7,010,575     5,305,801     3,430,663
Accrued commissions                                  1,668,203       912,868       844,764       791,909
Accrued vacation/holiday                            11,810,429     6,711,668     4,694,494     2,035,814
Accrued 401(k) withholding                             509,236     1,722,003     1,449,758     1,048,822
Accrued 401(k) Co match                                626,621       397,823        (4,971)      (49,297)
Accrued 401(k) loan                                    102,792        25,129        28,345        32,844
Accrued bonus                                        1,772,368     1,538,406     1,032,414       797,887
Federal Taxes Payable                                1,546,242       622,459       402,100       (31,137)
FICA Payable                                         2,171,972       946,232     1,205,195     1,045,273
State P/R Taxes Payable                                550,412       426,811       299,767       231,965
County P/R Taxes Payable                                39,230        37,547        32,554        43,974
City P/R Taxes Payable                                  58,690        24,938        27,337        26,299
Other P/R Taxes Payable                                682,591       682,164       872,224       325,333
Union Dues withholding                                 218,718        77,083        65,982       126,165
Garnishments withholding                                77,420        49,044        22,532        12,460
Medical Insurance withholding                        1,817,353     1,580,101       485,593       383,569
Life Insurance withholding                             289,190       300,447       263,773       116,830
Dental Insurance withholding                           103,257        95,409        53,402        79,349
Disablity Insurance withholding                        402,380        41,029        12,581        12,101
COBRA Payable                                             (621)            -             -             -
Payroll Savings Deductions                              31,267        11,814         4,476         4,911
withholding
Other withholdings                                    (533,153)     (209,504)       73,825       (81,958)
Accrued FUTA                                           132,636       133,929       217,245       175,313
Accrued SUI                                            395,834       368,375       585,311       523,715
Accrued union pension - welfare                      2,851,782     1,234,073     1,086,194       717,255
Payroll clearing account                               483,493        46,245      (191,262)            -
Accrued bonus - other                               15,549,872    12,687,804     9,140,044     4,677,421
Total accrued compensation and withholdings         52,023,046    37,474,471    28,009,474    16,477,480

Detail of other accrued liabilities
Accrued workers compensation                           404,821       321,035       236,745        64,101
Accrued dividends                                            -             -             -             -
Accrued relocation                                           -             -             -             -
Accrued ESPP                                             6,100       (19,338)        9,150         5,855
Accrued severance and recruiting fees                        -      (350,000)      250,000     1,200,000
Medical insurance payable                            4,745,825     4,906,848     6,345,220     7,356,347
Accrued interest                                     2,758,638        25,685        65,486        59,979
Accrued sales tax                                    1,545,562       928,033       874,506       710,662
Accrued property tax                                   687,972       325,782       133,128       141,327
Accrued business licenses                               18,881        19,053             -             -
Accrued other taxes                                     94,248        96,382        59,545        60,042
Accrued miscellaneous                               16,298,950     7,282,918     8,944,935     5,722,178
Accrued rent                                           666,553         3,350         4,517         5,683
Deferred revenue                                         2,906         9,063         6,057        11,921
Restructure reserve                                          -             -             -             -
Accrued legal professional audit                       951,170     1,022,576     1,083,954     1,142,527
Accrued insurance                                   24,169,339    30,578,689    27,900,055    14,467,257
Accrued insurance (Non-ESR program)                  4,556,795     4,272,358     2,827,383     1,856,460
Contingent liability insurance payable                       -             -             -             -
Liability for warranty costs                         3,808,047     3,759,638     2,914,896     3,005,588
Deferred service contract income                     5,670,672     3,758,870     3,524,062     3,123,362
Income tax payable - corporate                       6,020,207            (0)    4,285,172     4,090,567
Federal income tax payments                                  -             -             -             -
Federal income tax excess                                    -             -             -             -
State income taxes payable                          (4,441,300)           (0)   (2,733,033)   (2,540,836)
City income taxes payable                             (248,725)            0      (239,825)     (237,798)
Franchise taxes payable                             (1,330,182)            0    (1,312,314)   (1,311,933)
Income tax payable - acquisition                             -             -             -             -
Other current liabilities                            1,295,219     2,574,474     2,936,888     3,760,814
Total other accrued liabilities                     67,681,699    59,515,415    58,116,527    42,694,104

MOR - 4

                Financial Statements are unaudited, preliminary
                       and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al     Petition Date: November 19, 2002
                                               Case number: 02-43582-H4-11

                             Month: February, 2003

                          Detail of accounts receivable

                                            11/30/02      12/31/02       1/31/03       1/31/03       3/31/03    4/30/03    5/31/03
                                            --------      --------       -------       -------       -------    -------    -------
Aging of trade accounts receivable
0-30 days                                  195,626,990   111,762,990    81,189,677    51,556,855
31-60 days                                 121,523,270    77,067,020    54,755,298    29,586,240
61-90 days                                  76,018,990    52,366,970    38,983,612    18,918,526
91-120 days                                 28,565,840    28,817,850    27,243,847    14,713,857
over 120 days                               64,691,840    56,793,960    67,583,688    37,898,841
Other (a)                                   (2,978,311)   (5,438,532)      115,141        18,439
Trade accounts receivable                  483,448,619   321,370,258   269,871,263   152,692,758

Trade notes receivable                         343,382       195,771       173,907       208,474
Retention receivable                        96,689,142    65,014,318    52,827,258    29,880,428
Claims receivable                                   (0)           (0)           (0)           (0)
Other receivable                             9,712,162     3,766,974     3,526,587     8,694,263
Total accounts receivable                  590,193,306   390,347,321   326,399,014   191,475,923

Less: Allowance for doubtful accounts      (29,430,158)  (28,584,801)  (28,175,721)  (25,606,770)
Less: Allowance for claims receivable                -             -             -             -
Less: Allowance - high tech receivable               -             -             -             -

Net accounts and notes receivable          560,763,147   361,762,520   298,223,293   165,869,152

(a) - represents primarily the elimination of intercompany receivables and payables for work subcontracted to other Encompass entities.

MOR  - 5

                Financial Statements are unaudited, preliminary
                       and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                           Statement of Income (Loss)
                             Month: February, 2003

                           Filing date
                           11/19/02 to
                            month end     Month ended   Month ended  Month ended  Month ended Month ended Month ended    Filing To
                          November 2002   12/31/2002     1/31/2003    2/28/2003    3/31/2003   4/30/2003   5/31/2003       Date
                          -------------   ----------     ---------    ---------    ---------   ---------   ---------     ---------
Revenues                   38,429,584     60,021,371    56,993,952   42,072,755                                         197,517,662

Cost of services           34,914,096     60,071,166    52,295,610   39,070,565                                         186,351,438

Gross margin                3,515,488        (49,796)    4,698,342    3,002,189                                          11,166,224

Bad debts                     715,835      5,744,909       (57,545)     482,256                                           6,885,455
Selling and G&A             6,747,367     17,518,426     9,409,851    9,121,480                                          42,797,124
Restructuring Charges       1,433,822     (8,676,270)            -            -                                          (7,242,448)
Goodwill Impairment                (0)  (273,794,035)       (6,250)           -                                        (273,800,285)
Total SG&A                  8,897,025   (259,206,970)    9,346,055    9,603,737                                        (231,360,153)

Total Operating Income     (5,381,537)   259,157,174    (4,647,714)  (6,601,547)                                        242,526,377

Interest income                42,780         51,609        17,749       60,110                                             172,247
Other income (expense)        (25,527)      (250,166)       20,315       14,696                                            (240,683)
Total Other Income
  (Expense)                (2,367,803)   (38,535,490)   (2,149,083)  (3,218,773)                                        (46,271,149)

Total Pretax Income        (7,749,340)   220,621,684    (6,796,797)  (9,820,320)                                        196,255,228

Total Income Tax
  Provision                (1,563,287)   (29,405,591)      100,000            -                                         (30,868,878)

Income from continuing
  operations               (6,186,053)   250,027,275    (6,896,797)  (9,820,320)                                        227,124,106

Income (loss) from disc
  ops, net of tax          (5,229,573)  (299,606,321)   (5,361,001)  (2,627,086)                                       (312,823,980)

Income (loss) on disposal
  of disc ops, net of tax     239,987    (48,112,650)  (14,367,236) (64,601,852)                                       (126,841,751)

Total Net Income Before
  Extraord. Items         (11,175,639)   (97,691,696)  (26,625,033) (77,049,258)                                       (212,541,626)

Extraordinary items
  net of tax                        -              -             -            -                                                   -

Total Net Income          (11,175,639)   (97,691,696)  (26,625,033) (77,049,258)                                       (212,541,626)

EBITDA                     (3,337,712)   (18,641,450)   (2,883,621)  (6,021,656)                                        (30,884,439)

MOR - 6

     Financial Statements are preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                         Cash Receipts and Disbursements
                              Month: February, 2003

                                                Month       Month        Month        Month      Month   Month   Month
In Thousands                                  11/30/2002  12/31/2002   01/31/2003   02/28/2003
------------                                  ----------  ----------   ----------   ----------   -----   -----   -----
Receipts (continuing operations):
  Pre-petition receipts                         97,036           -            -            -
  Post-petition receipts                        63,522     136,531      109,262       77,429

Total receipts (continuing operations)         160,558     136,531      109,262       77,429         -       -       -

Disbursements (continuing operations):
  Pre-petition disbursements                   132,538           -            -            -
  Post-petition - payroll disbursements         21,365      72,050       64,218       37,279
  Post-petition - operating disbursements       11,676      90,145       50,170       57,552

Total disbursements (continuing
 operations)                                   165,579     162,195      114,388       94,831         -       -       -

Monthly cash flow (deficit) from
 continuing operations                          (5,021)    (25,664)      (5,126)     (17,402)        -       -       -

Net borrowings (payments) on debt
 during pre-petition period                     (8,400)    (11,103)           -            -
Net borrowings (payments) on Debtor
 In Possession Line of Credit                        -           -            -        5,000
Cash consideration from sale of
 companies, net of escrowed amounts             20,816       3,674            -            -
Cash generated (used) by divested
 companies                                         275           -            -            -
Change in reclass of cash overdraft
 balances to accounts payable                  (23,961)          -            -       16,753
Correction to cash accounts for divested
 companies                                           -           -            -      (26,139)
Change in intercompany out of balance              (10)         38           14           (1)

Net change in cash                             (16,301)    (33,055)      (5,112)     (21,789)        -       -       -

Beginning cash balance                         101,624      85,323       52,268       47,156         -       -       -

Ending cash balance                             85,323      52,268       47,156       25,367         -       -       -

MOR-7

                         Encompass Services Corporation
                       Cash Activity - Post-Filing Period
                               Supplement to MOR-7

                                                                                 Cash & IC    Cash Receipts
                                                                                 ---------    -------------
                                                                                  1/31/03
                                   Consolidated cash balance                    47,155,583
                                   Consolidated IC operating account                (5,868)
BG_Encompass                       Encompass consolidated cash and IC           47,149,715      77,429,180
      BG_ContOps                   Encompass Continuing Operations            (607,287,020)     54,198,142
           BG_Commercial           Commercial Group                            197,347,194      30,376,291
                BG_7               Rocky Mountain Business Group                41,360,656       1,704,242
                      BGR6         EMS - Rocky Mountain                         23,082,186       1,131,242
                      BGR7         EET - Rocky Mountain                         18,278,471         573,000
                BG_2               North Business Group                         20,926,099       5,122,903
                      BGR28        EMS - Capital                                 4,615,166       2,687,416
                      BGR12        EET - North                                  16,310,933       2,435,487
                      BG2.TOTAL    North Business Group OH                               0               0
                BG_3               Pacific Northwest Business Group             20,295,471       2,998,551
                      BGR16        EMS - Northern California                    20,295,471       2,998,551
                BG_5               Pacific Southwest Business Group             (7,240,672)        318,514
                      BGR3         EET - Arizona/Nevada                         (5,606,213)        (93,989)
                      BGR17        EET - Southern California                    (1,634,459)        412,504
                BG_1               South Central Business Group                 84,616,200      13,735,138
                      BGR2         EET - South Central                          84,616,200      13,735,138
                      BGR13        South Central Budgets                                 0               0
                      BG1.TOTAL    Southwest Group OH                                    0               0
                BG_4               Southeast Business Group                     52,837,908       6,496,942
                      BGR20        EET - Southeast                              33,733,375       4,963,725
                      BGR21        EMS - Southeast                              19,104,533       1,533,216
                      BG4.TOTAL    Southeast Business Group OH                           0               0
                BG_6               Business Solutions Group                              0               0
                OH_Other           Overhead - Other                            (15,448,468)              0
           BG_Res                  Residential Group                           193,152,831      20,859,231
                BG_Res_South       Residential South Region                     74,929,661       8,539,731
                BG_Res_North       Residential North Region                    118,223,170      12,319,499
                BG_Res_Hou         Residential Adjustments - Other                       0               0
                RA_ADJ.TOTAL       Residential Group Adjustments                         0               0
           BG_Corp                 Encompass Corporate                        (997,787,045)      2,962,621
      BG_Divest                    Divested companies                          654,436,734      23,231,038
                                   Encompass Adjustments                                 0               0

                                                                                  Payroll            AP
                                                                               disbursement     disbursement
                                                                               ------------     ------------
                                   Consolidated cash balance
                                   Consolidated IC operating account
BG_Encompass                       Encompass consolidated cash and IC          (37,279,000)    (57,551,985)
      BG_ContOps                   Encompass Continuing Operations             (26,424,000)    (46,622,081)
           BG_Commercial           Commercial Group                            (12,838,000)    (10,011,000)
                BG_7               Rocky Mountain Business Group                (1,539,000)       (493,000)
                      BGR6         EMS - Rocky Mountain                         (1,024,000)       (435,000)
                      BGR7         EET - Rocky Mountain                           (515,000)        (58,000)
                BG_2               North Business Group                         (2,053,000)     (1,353,000)
                      BGR28        EMS - Capital                                (1,312,000)     (1,159,000)
                      BGR12        EET - North                                    (741,000)       (194,000)
                      BG2.TOTAL    North Business Group OH                               0               0
                BG_3               Pacific Northwest Business Group             (2,694,000)     (1,831,000)
                      BGR16        EMS - Northern California                    (2,694,000)     (1,831,000)
                BG_5               Pacific Southwest Business Group                      0               0
                      BGR3         EET - Arizona/Nevada                                  0               0
                      BGR17        EET - Southern California                             0               0
                BG_1               South Central Business Group                 (3,210,000)     (4,533,000)
                      BGR2         EET - South Central                          (3,210,000)     (4,533,000)
                      BGR13        South Central Budgets                                 0               0
                      BG1.TOTAL    Southwest Group OH                                    0               0
                BG_4               Southeast Business Group                     (3,342,000)     (1,801,000)
                      BGR20        EET - Southeast                              (2,953,000)     (1,513,000)
                      BGR21        EMS - Southeast                                (389,000)       (288,000)
                      BG4.TOTAL    Southeast Business Group OH                           0               0
                BG_6               Business Solutions Group                              0               0
                OH_Other           Overhead - Other                                      0               0
           BG_Res                  Residential Group                            (6,662,000)    (12,397,000)
                BG_Res_South       Residential South Region                     (2,826,000)     (5,290,000)
                BG_Res_North       Residential North Region                     (3,836,000)     (7,107,000)
                BG_Res_Hou         Residential Adjustments - Other                       0               0
                RA_ADJ.TOTAL       Residential Group Adjustments                         0               0
           BG_Corp                 Encompass Corporate                          (6,924,000)    (24,214,081)
      BG_Divest                    Divested companies                          (10,855,000)    (10,929,904)
                                   Encompass Adjustments                                 0               0

                                                                                                        plus:
                                                                                                   adjustments to
                                                                              Borrowings on         divestitures
                                                                                DIP Line                cash
                                                                              -------------        --------------
                                   Consolidated cash balance
                                   Consolidated IC operating account
BG_Encompass                       Encompass consolidated cash and IC          5,000,000.00         (26,139,066)
      BG_ContOps                   Encompass Continuing Operations             5,000,000.00                 150
           BG_Commercial           Commercial Group                                    0.00                 150
                BG_7               Rocky Mountain Business Group                       0.00                   0
                      BGR6         EMS - Rocky Mountain                                0.00                   0
                      BGR7         EET - Rocky Mountain                                0.00                   0
                BG_2               North Business Group                                0.00                   0
                      BGR28        EMS - Capital                                       0.00                   0
                       BGR12       EET - North                                         0.00                   0
                      BG2.TOTAL    North Business Group OH                                                    0
                BG_3               Pacific Northwest Business Group                    0.00                   0
                      BGR16        EMS - Northern California                           0.00                   0
                BG_5               Pacific Southwest Business Group                    0.00                   0
                      BGR3         EET - Arizona/Nevada                                0.00                   0
                      BGR17        EET - Southern California                           0.00                   0
                BG_1               South Central Business Group                        0.00                   0
                      BGR2         EET - South Central                                 0.00                   0
                      BGR13        South Central Budgets                               0.00                   0
                      BG1.TOTAL    Southwest Group OH                                                         0
                BG_4               Southeast Business Group                            0.00                 150
                      BGR20        EET - Southeast                                     0.00                 150
                      BGR21        EMS - Southeast                                     0.00                   0
                      BG4.TOTAL    Southeast Business Group OH                                                0
                BG_6               Business Solutions Group                            0.00                   0
                OH_Other           Overhead - Other                                    0.00                   0
           BG_Res                  Residential Group                                   0.00                   0
                BG_Res_South       Residential South Region                            0.00                   0
                BG_Res_North       Residential North Region                            0.00                   0
                BG_Res_Hou         Residential Adjustments - Other                     0.00                   0
                RA_ADJ.TOTAL       Residential Group Adjustments                                              0
           BG_Corp                 Encompass Corporate                         5,000,000.00                   0
      BG_Divest                    Divested companies                                  0.00         (26,139,216)
                                   Encompass Adjustments                                                      0

                                                                                                      Deal
                                                                               Net decrease       consideration
                                                                              (increase) in         received -
                                                                              restricted cash    restricted cash
                                                                              ---------------    ---------------
                                   Consolidated cash balance
                                   Consolidated IC operating account
BG_Encompass                       Encompass consolidated cash and IC          (21,707,847)      21,215,000
      BG_ContOps                   Encompass Continuing Operations             (21,707,847)         400,000
           BG_Commercial           Commercial Group                                      0          400,000
                BG_7               Rocky Mountain Business Group                         0                0
                      BGR6         EMS - Rocky Mountain                                  0                0
                      BGR7         EET - Rocky Mountain                                  0                0
                BG_2               North Business Group                                  0                0
                      BGR28        EMS - Capital                                         0                0
                      BGR12        EET - North                                           0                0
                      BG2.TOTAL    North Business Group OH
                BG_3               Pacific Northwest Business Group                      0                0
                      BGR16        EMS - Northern California                             0                0
                BG_5               Pacific Southwest Business Group                      0                0
                      BGR3         EET - Arizona/Nevada                                  0                0
                      BGR17        EET - Southern California                             0                0
                BG_1               South Central Business Group                          0                0
                      BGR2         EET - South Central                                   0                0
                      BGR13        South Central Budgets                                 0                0
                      BG1.TOTAL    Southwest Group OH
                BG_4               Southeast Business Group                              0          400,000
                      BGR20        EET - Southeast                                       0          400,000
                      BGR21        EMS - Southeast                                       0                0
                      BG4.TOTAL    Southeast Business Group OH
                BG_6               Business Solutions Group                              0                0
                OH_Other           Overhead - Other                                      0                0
           BG_Res                  Residential Group                                     0                0
                BG_Res_South       Residential South Region                              0                0
                BG_Res_North       Residential North Region                              0                0
                BG_Res_Hou         Residential Adjustments - Other                       0                0
                RA_ADJ.TOTAL       Residential Group Adjustments
           BG_Corp                 Encompass Corporate                         (21,707,847)               0
      BG_Divest                    Divested companies                                    0       20,815,000
                                   Encompass Adjustments

                                                                                    Deal
                                                                                consideration        Restricted cash
                                                                                  received -         charged off to
                                                                                    notes            Reorganization
                                                                                 receivable              Expense
                                                                                -------------        ---------------
                                   Consolidated cash balance
                                   Consolidated IC operating account
BG_Encompass                       Encompass consolidated cash and IC                     0             (205,524)
      BG_ContOps                   Encompass Continuing Operations               (8,826,873)            (205,524)
           BG_Commercial           Commercial Group                                       0                    0
                BG_7               Rocky Mountain Business Group                          0                    0
                      BGR6         EMS - Rocky Mountain                                   0                    0
                      BGR7         EET - Rocky Mountain                                   0                    0
                BG_2               North Business Group                                   0                    0
                      BGR28        EMS - Capital                                          0                    0
                      BGR12        EET - North                                            0                    0
                      BG2.TOTAL    North Business Group OH
                BG_3               Pacific Northwest Business Group                       0                    0
                      BGR16        EMS - Northern California                              0                    0
                BG_5               Pacific Southwest Business Group                       0                    0
                      BGR3         EET - Arizona/Nevada                                   0                    0
                      BGR17        EET - Southern California                              0                    0
                BG_1               South Central Business Group                           0                    0
                      BGR2         EET - South Central                                    0                    0
                      BGR13        South Central Budgets                                  0                    0
                      BG1.TOTAL    Southwest Group OH
                BG_4               Southeast Business Group                               0                    0
                      BGR20        EET - Southeast                                        0                    0
                      BGR21        EMS - Southeast                                        0                    0
                      BG4.TOTAL    Southeast Business Group OH
                BG_6               Business Solutions Group                               0                    0
                OH_Other           Overhead - Other                                       0                    0
           BG_Res                  Residential Group                                      0                    0
                BG_Res_South       Residential South Region                               0                    0
                BG_Res_North       Residential North Region                               0                    0
                BG_Res_Hou         Residential Adjustments - Other                        0                    0
                RA_ADJ.TOTAL       Residential Group Adjustments
           BG_Corp                 Encompass Corporate                           (8,826,873)            (205,524)
      BG_Divest                    Divested companies                             8,826,873                    0
                                   Encompass Adjustments

                                                                           Receipt of note
                                                                             payments in         Change in
                                                                               form of         negative cash
                                                                           restricted cash        reclass
                                                                           ---------------     -------------
                                   Consolidated cash balance
                                   Consolidated IC operating account
BG_Encompass                       Encompass consolidated cash and IC            698,371       16,752,733.31
      BG_ContOps                   Encompass Continuing Operations               698,371                0.00
           BG_Commercial           Commercial Group                                    0                0.00
                BG_7               Rocky Mountain Business Group                       0                0.00
                      BGR6         EMS - Rocky Mountain                                0                0.00
                      BGR7         EET - Rocky Mountain                                0                0.00
                BG_2               North Business Group                                0                0.00
                      BGR28        EMS - Capital                                       0                0.00
                      BGR12        EET - North                                         0                0.00
                      BG2.TOTAL    North Business Group OH
                BG_3               Pacific Northwest Business Group                    0                0.00
                      BGR16        EMS - Northern California                           0                0.00
                BG_5               Pacific Southwest Business Group                    0                0.00
                      BGR3         EET - Arizona/Nevada                                0                0.00
                      BGR17        EET - Southern California                           0                0.00
                BG_1               South Central Business Group                        0                0.00
                      BGR2         EET - South Central                                 0                0.00
                      BGR13        South Central Budgets                               0                0.00
                      BG1.TOTAL    Southwest Group OH
                BG_4               Southeast Business Group                            0                0.00
                      BGR20        EET - Southeast                                     0                0.00
                      BGR21        EMS - Southeast                                     0                0.00
                      BG4.TOTAL    Southeast Business Group OH
                BG_6               Business Solutions Group                            0                0.00
                OH_Other           Overhead - Other                                    0                0.00
           BG_Res                  Residential Group                                   0                0.00
                BG_Res_South       Residential South Region                            0                0.00
                BG_Res_North       Residential North Region                            0                0.00
                BG_Res_Hou         Residential Adjustments - Other                     0                0.00
                RA_ADJ.TOTAL       Residential Group Adjustments
           BG_Corp                 Encompass Corporate                           698,371                0.00
      BG_Divest                    Divested companies                                  0                0.00
                                   Encompass Adjustments                                       16,752,733.31

                                                                             Other amounts
                                                                                paid by
                                                                               corporate
                                                                               charged to
                                                                             business units          Cash & IC
                                                                             --------------        -------------
                                                                                                      2/28/03
                                   Consolidated cash balance                                         25,367,445
                                   Consolidated IC operating account               18,769                12,900
BG_Encompass                       Encompass consolidated cash and IC              18,769            25,380,345
      BG_ContOps                   Encompass Continuing Operations              1,170,168          (649,606,513)
           BG_Commercial           Commercial Group                            (6,226,784)          199,047,851
                BG_7               Rocky Mountain Business Group                 (156,097)           40,876,801
                      BGR6         EMS - Rocky Mountain                          (120,521)           22,633,907
                      BGR7         EET - Rocky Mountain                           (35,576)           18,242,894
                BG_2               North Business Group                          (572,001)           22,071,001
                      BGR28        EMS - Capital                                  (75,584)            4,755,998
                      BGR12        EET - North                                   (496,417)           17,315,004
                      BG2.TOTAL    North Business Group OH                              0                     0
                BG_3               Pacific Northwest Business Group              (108,059)           18,660,963
                      BGR16        EMS - Northern California                     (108,059)           18,660,963
                BG_5               Pacific Southwest Business Group              (702,114)           (7,624,272)
                      BGR3         EET - Arizona/Nevada                          (658,977)           (6,359,180)
                      BGR17        EET - Southern California                      (43,137)           (1,265,092)
                BG_1               South Central Business Group                (1,991,698)           88,616,639
                      BGR2         EET - South Central                         (1,991,698)           88,616,639
                      BGR13        South Central Budgets                                0                     0
                      BG1.TOTAL    Southwest Group OH                                   0                     0
                BG_4               Southeast Business Group                    (2,696,813)           51,895,186
                      BGR20        EET - Southeast                                 38,578            34,669,829
                      BGR21        EMS - Southeast                             (2,735,392)           17,225,357
                      BG4.TOTAL    Southeast Business Group OH                          0                     0
                BG_6               Business Solutions Group                             0                     0
                OH_Other           Overhead - Other                                     0           (15,448,468)
           BG_Res                  Residential Group                             (362,977)          194,590,085
                BG_Res_South       Residential South Region                      (245,106)           75,108,286
                BG_Res_North       Residential North Region                      (117,870)          119,481,799
                BG_Res_Hou         Residential Adjustments - Other                      0                     0
                RA_ADJ.TOTAL       Residential Group Adjustments                        0                     0
           BG_Corp                 Encompass Corporate                          7,759,928        (1,043,244,449)
      BG_Divest                    Divested companies                          (1,151,400)          658,234,125
                                   Encompass Adjustments                                0            16,752,733

3/31/20033:33 PM           Page 1 of 1 Pages                                Monthly Operating Report - February(b)Cash roll for MOR

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

Cash Account Reconciliation
Month: February, 2003


Filed via affidavit.


MOR - 8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

                                               :
In re:                                         :      CHAPTER 11
                                               :
ENCOMPASS SERVICES CORPORATION,                :      Case No. 02-43582-H4-11
et al.                                         :
                                               :
                                               :      JOINTLY ADMINISTERED
               Debtors.                        :



       AFFIDAVIT OF JAMES D. MCCOY REGARDING DEBTORS' MONTHLY OPERATING REPORT (MONTH OF FEBRUARY 2003)

STATE OF TEXAS       )
                     ):ss
COUNTY OF HARRIS     )

       James D. McCoy, being duly sworn, deposes and says:

       1. I am the Chief Accounting Officer of Encompass Services Corporation ("Encompass"), which is the direct and indirect parent company of those subsidiaries whose chapter 11 cases are being jointly administered under the above-referenced case number (collectively, the "Debtors"). I have been employed by Encompass since November 13, 2002, and I am familiar with the Debtors' day-to-day operations, business affairs, and books and records.

       2. The Debtors and the Office of the United States Trustee for the Southern District of Texas ("U.S. Trustee") have agreed that the Debtors shall be permitted to file consolidated monthly operating reports. The Debtors and the U.S. Trustee have further agreed that the first such monthly operating report (the "MOR"), covering the month of December 2003, shall be submitted on or before January 31, 2003.

       3. The Debtors have endeavored to include in the MOR the most complete and accurate information available to them. However, with regard to section 8 of the MOR ("MOR-8"), which requires the Debtors to provide a cash account reconciliation for the period covered by the MOR, it would be unduly burdensome for the Debtors to provide such information.

       4. As set forth in the Debtors' Expedited Motion for Interim Order (A) Authorizing Continuation of Cash Management System, (B) Waiving Certain Requirements Regarding Debtor in Possession Bank Accounts and Business Forms, and (C) Setting Date, Time, and Place for Final Hearing (Docket #10, the "Cash Management Motion"), the Debtors have a de-centralized cash management system comprised of over 400 bank accounts at various banks and financial institutions across the country.

       5. Encompass's Corporate Treasury Department ("Corporate Treasury") maintains two concentration accounts and two controlled disbursement accounts to control receipts and disbursements to all of the individual business unit accounts./1/ Each of the Debtors' business units that is geographically located within a market serviced by either Bank of America or JP Morgan Chase (the "Lead Banks") maintains accounts at one of these banks. Business units outside of the Lead Banks' market areas use other banking institutions.

       6. Disbursements for accounts payable are funded from controlled disbursement accounts that have been established at each of the Lead Banks. These accounts are zero balance accounts that are funded either from Corporate Treasury's concentration accounts or by drawing down on the Debtors' line of credit as checks are presented for payment.

       7. Each business unit's daily receipts are deposited at the local bank utilized by that business unit. These funds are then withdrawn and transferred to one of the concentration accounts via intra-bank transfers, ACH transfers or wire transfers. Deposits made to accounts at one of the Lead Banks are automatically transferred to a corporate concentration account on a daily basis. Deposits made to accounts at other institutions are controlled and transferred by Corporate Treasury to a Corporate Treasury concentration account via an inter-bank system. The funds in the concentration accounts are used to fund the controlled disbursement accounts.

       8. In light of the manner in which the Debtors' cash management system operates, it would be extremely burdensome for the Debtors to provide the information requested on MOR-8 for each and every bank account maintained by its numerous business units.

       9. The Debtors have continued to utilize their existing cash management system, as more fully described in the Cash Management Motion, and the ending cash balance for the month of February 2003 was $25,367,445.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


------------------
/1/ One concentration account and controlled disbursement account are maintained at Bank of America and the second concentration and controlled disbursement accounts are maintained at JP Morgan Chase.

Dated: March 31, 2003

                                        /s/ James D. McCoy
                                        -----------------------------------
                                        James D. McCoy
                                        Chief Accounting Officer

STATE OF TEXAS    )
                  )  ss:
COUNTY OF HARRIS  )

          SWORN TO AND SUBSCRIBED before me, a Notary Public for the State of Texas, on this 31st day of March, 2003.

                                        /s/ Diane L. Bailey
                                        -----------------------------------
                                        Notary Public, State of Texas
                                        My Commission Expires on: 3-31-03
                                                                 ----------



                                                        [STAMP]

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al    Petition Date: November 19, 2002
                                              Case number: 02-43582-H4-11

                     Payments to Insiders and Professionals
                             Month: February, 2003

                                            Filing date
                                             11/19/02
                            Compensation   to Month/of    Month of       Month of      Month of      Month of    Month of  Month of
    Insiders: Name/Position     Type      November 2002 December 2002  January 2003  February 2003  March 2003  April 2003 May 2003
    ----------------------- ------------- ------------- -------------  ------------  -------------  ----------  ---------- --------
1.  Henry P. Holland,        Salary and
    Interim President and    expense
    Chief Operating Officer  reimbursement     19,942      34,189         34,317         32,857

2.  Daniel W. Kipp,
    Senior Vice President,   Salary and
    Chief Information and    expense
    Administrative Officer   reimbursement     11,744      20,309         20,000         22,574

3.  Darren B. Miller,
    Senior Vice President    Salary and
    and Chief Financial      expense           13,202      22,916         23,068         22,916
    Officer                  reimbursement

4.  Gray H. Muzzy,
    Senior Vice President,   Salary and
    General Counsel and      expense
    Secretary                reimbursement     12,603      21,220         21,038         21,023

5.  James McCoy,
    Vice President -
    Chief Accounting         Salary and
    Officer, effective       expense            7,708      15,529         15,722         15,668
    as of 11/13/02           reimbursement

6.  Todd A. Matherne,        Salary and
    Vice President -         expense
    Treasurer                reimbursement      9,717      16,666         17,070         16,667

7.  Ray Naizer,              Salary and
    Senior Vice President -  expense
    Operations               reimbursement     11,042      22,084         22,083              -

8.  Stephen A. Bate,         Salary and
    Vice President -         expense
    Operations               reimbursement      8,750      18,745         18,340         22,328

9.  Stephen A. Bate,
    Vice President -
    Operations               Bonus payment          -           -        108,749         65,937

10. Patrick L. McMahon,      Salary and
    Senior Vice President -  expense
    Operations               reimbursement     12,155      27,358         22,917         27,857

11. James Cocca,             Salary and
    Senior Vice President -  expense
    Operations               reimbursement     11,934      23,584         25,142         25,689

12. James L. Phillips,       Salary and
    Senior Vice President -  expense
    Operations               reimbursement      8,125      18,750         18,333         18,769

13. Layne Albert,            Salary and
    Assistant Secretary      expense
                             reimbursement      6,458      12,916         12,978         12,917

14. Allan R. Conge,
    Assistant Secretary      Salary and
    and Associate General    expense
    Counsel                  reimbursement      6,250      12,500         12,500         12,500

15. John Hale,
    Assistant Secretary     Salary and
    and Associate General   expense
    Counsel                 reimbursement       6,250      12,500         12,500         12,500

16. Tony Visage,
    Assistant Secretary     Salary and
    and Associate General   expense
    Counsel                 reimbursement       6,250      12,500         13,198         13,369

17. Robert Arnold,          Salary and
    Assistant Secretary     expense
    and Assistant Treasurer reimbursement       4,167       8,334          8,334          8,695

18. Joseph M. Ivey,         Salary and
    former President and    expense
    Chief Executive Officer reimbursement      43,178       9,615          7,615            373

19. L. Scott Biar,
    former Vice President   Salary and
    and Chief Accounting    expense
    Officer                 reimbursement       5,822           -              -              -

20. Michael Gries,
    Chairman of the Board,
    Senior Vice President   Salary and
    and Chief Restructuring expense
    Officer                 reimbursement           -           -              -              -

21. J. Patrick Millinor,
    Jr.,                    Salary and
    Director and former     expense
    Chairman of the Board   reimbursement           -      37,504         41,117         36,983

22. Andrew Africk,
    Director                Director fee            -           -          6,250

23. Vincent W. Eades,
    Director                Director fee            -           -          6,250

24. Donald L. Luke,
    Director                Director fee            -           -          6,250

25. Lucian L. Morrison,
    Director                Director fee            -           -          6,250

26. William M. Mounger, II,
    Director                Director fee            -           -          6,250

27. John M. Sullivan,
    Director                Director fee            -           -          6,250

28. Jonathon Carroll,
    Director                Director fee            -           -          6,250

Total Insiders                                205,297     347,219        492,521        395,870          -                       -


                                               Filing date
                                                11/19/02
       Professionals:                          to Month/of      Month of     Month of     Month of    Month of   Month of  Month of
      Name/Order Date                         November 2002 December 2002 January 2003 February 2003 March 2003 April 2003 May 2003
      ---------------                         ------------- ------------- ------------ ------------- ---------- ---------- --------
1.  FTI Consulting          Accountants/
                            Financial
                            Advisors                   -       303,679              -       444,571
2.  Winstead Schrest        Legal services             -       247,632              -       391,777
3.  Herman Mousel           Accounting/
    Sexton, P.C.            Tax Services               -             -        124,000        77,000
4.  Hunt, Patton &
    Brazeal, Inc.           Legal services             -             -         10,000        15,000
5.  Conway, Del             Bankruptcy
    Genio & Gries           consulting
                            and advisory               -             -        691,592       383,031
6.  Wright, Fulford,
    Moorhead                Legal services             -             -         26,391             -
7.  FMI                     Financial
                            advisory
                            fees on sale of
                            divested companies         -             -        434,000             -
8.  Bracewell & Patterson   Legal services on
                            sale of
                            divestitures               -             -         95,000        30,034
9.  Jackson Lewis LLP       Legal services             -             -              -         2,661
10. Lowinsohn & Flegle      Legal services                           -              -           892
11. Straus & Company        Legal services                           -              -        14,763
12. Channin & Company LLC   Financial advisory
                            fees on sale of
                            divested companies                       -              -       127,935
13. Wiel, Gotschal Manges   Legal services                           -              -       436,567
14. Andrews & Kurth         Legal services                           -              -       135,361
15. Joel Frank Wilkinson
    Brimmer Katcher         Legal services                           -              -        20,456
16. RK Harrison             Insurance Broker                         -              -       250,000
17. DCC/Innisfee M&A Inc.   Ballot agent,
                            tabulator &
                            consultant                               -              -        34,137
18. Murphy Sheneman
    Julian & Rogers         Legal services                           -              -        26,522
19. Spriggs & Hollingsworth Legal services                           -              -       168,762
20. Deloitte & Touche       Accounting/
                            Tax Services                             -              -        19,074
21. Manier & Herod          Insurance/Bonding                        -              -       337,900
22. Lawrence &
    Finkelstein,
    PLLC                    Legal services                           -              -         2,974
                                                       -             -              -
Total Professionals                                    0       551,311      1,380,983     2,919,417

(a) - Pursuant to the Court's December 18, 2002 Administrative Order Pursuant to Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals, monthly statements for professionals' fees and expenses incurred through December 31, 2002 are not due until January 25, 2003. The objection period for these monthly statements expires on February 10, 2003, after which time, the Debtors are authorized to pay any undisputed fees and expenses requested pursuant to such monthly statements.

MOR - 9